Acquisitions - Schedule of Supplemental Information on an Unaudited Pro Forma Basis (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Business Combinations [Abstract]
Total revenues	$ 3,181,224	$ 3,869,643	$ 3,772,569
Net loss attributable to stockholders of Advantage Solutions Inc.	$ (156,145)	$ (12,696)	$ (1,152,738)
Basic and diluted net loss per common share	$ (0.70)	$ (0.06)	$ (5.66)